AgroFresh Solutions, Inc. Jefferies Industrials Conference August 11, 2016

2 In addition to historical information, this presentation contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions (or the negative versions of such words or expressions). Forward-looking statements include, without limitation, information concerning the Company’s possible or assumed future results of operations, including all statements regarding financial guidance, anticipated future growth, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks include, without limitation, the risk of increased competition and the ability of the business to grow and manage growth profitably; costs related to the Company’s transaction with The Dow Chemical Company (“Dow”) consummated on July 31, 2015 (the “Business Combination”) and/or related to operating AgroFresh as a stand-alone public company; changes in applicable laws or regulations, and the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Some of these risks and uncertainties are identified and discussed in the Company’s filings with the SEC, including the Annual Report on Form 10-K filed on March 11, 2016, available at the SEC’s website at www.sec.gov. As a result of the Business Combination, the Company was identified as the acquirer for accounting purposes, and the AgroFresh Business, which is the business conducted prior to the closing of the Business Combination by Dow through a combination of wholly-owned subsidiaries and operations of Dow, including through AgroFresh Inc. in the United States, is the acquiree and accounting Predecessor. The Company’s financial statement presentation reflects the AgroFresh Business as the “Predecessor” for periods through July 31, 2015 (the “Closing Date”). On the Closing Date, the Company, which was formerly named Boulevard Acquisition Corp., was re-named AgroFresh Solutions, Inc. and is the “Successor” for periods after the Closing Date, which includes consolidation of the AgroFresh Business subsequent to the Closing Date. The acquisition was accounted for as a business combination using the acquisition method of accounting, and the Successor financial statements reflect a new basis of accounting that is based on the fair value of net assets acquired. As a result of the application of the acquisition method of accounting as of the effective time of the Business Combination, the financial statements for the Predecessor period and for the Successor period are presented on different bases. The historical financial information of Boulevard Acquisition Corp. prior to the Business Combination has not been reflected in the Predecessor period financial statements as those amounts are not considered to be material. This presentation contains certain financial measures, in particular Adjusted EBITDA, which are not presented in accordance with GAAP. These non-GAAP financial measures are being presented because the Company believes these non-GAAP financial measures provide meaningful supplemental information that is used by the Company’s management to evaluate the Company’s performance. Management believes that these measures enhance a reader’s understanding of the financial performance of the Company, are more indicative of operating performance of the Company, and facilitate a better comparison among fiscal periods, as the non- GAAP measures exclude items that are not considered core to the Company’s operations. In particular, Adjusted EBITDA is a key measure used by the Company to evaluate its performance, and is calculated by the Company in a manner consistent with the definition of Consolidated EBITDA in the Company’s Credit Agreement. The Company does not intend for any of the non-GAAP financial measures contained in this presentation to be a substitute for any GAAP financial information. Readers of this presentation should use these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures. A reconciliation of non-GAAP Adjusted EBITDA to the most comparable GAAP measure is provided in the appendix to this presentation. SmartFresh, Harvista, RipeLock, AdvanStore and LandSpring are trademarks of AgroFresh Solutions, Inc. Safe Harbor

AgroFresh Provides Solutions for Food Freshness

AgroFresh

- Secular growth story addressing global trends in food production and consumption
- Transformative 1-MCP technology used today primarily to preserve apples using SmartFresh™
- Industry leader operating with capital light, high service driven, direct sales business model to diversified customer base >3,000 customers
- Focus on expansion with SmartFresh™ comprising ~90% of current sales
- Significant growth potential with 80% gross margins and 50+% EBITDA margins


FY2015 Revenue by Crop
Apples 87%
Pears 6%
Kiwis 2%
Flowers 2%
Other 3%


FY2015 Revenue by Region
North America 36%
EMEA 40%
Latin America 15%
Asia Pacific 9%

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4 AgroFresh Holds Leadership Position with High Service Business Model Solid Financial Profile • Asset-light business model and proprietary technologies generate strong margins and cash flow • Consistent cash flow supports leverage profile and funding of future acquisitions • New technologies expected to drive sustained, profitable growth • Strong underlying global demand dynamics • Growth driven by penetration and adoption of current technologies with existing customers, current and new geographies, and additional crops • Additional acquisition-driven growth from adjacent technologies and services Attractive Growth Potential • Over a decade of delivering technologies, services and expertise to produce market • 400+ registrations in 45+ countries • $100+ million invested in our technologies during the past 10 years Proven Solutions • Low-cost, high-impact solutions throughout value chain • Compelling return on investment for customers • Offerings changed the game on providing consumers year-round access to produce • Long-term relationships and proven performance results in high customer satisfaction Compelling Customer Benefits

5 Fruits & Vegetables Cereals Milk & Dairy Products Roots & Tubers Meat Oilseeds & Pulses Fish Total Food Waste Is Global Problem: Largest Opportunity for Improvement in Fruits and Vegetables Food loss and waste estimated to be $660B in industrialized countries; $310B in developing countries(2) 1,400 700 1,250 450 265 170 170 4,400 29% 19% 44% 21% 24% 35% 30% Wastage Consumption 46% (1) Rockefeller Foundation Decision Intelligence Document, 2013 (2) FAO, 2011 (1) Global Food Production by Category (million metric tons, % of category total)(1)

6 AgroFresh Addresses All Five Supply Chain Points of Food Loss Source: NRDC, 2012; FAO, 2011 2% 11% 20% 3% 3% Grain Products Seafood Fruits & Vegetables Meat Milk 2% 0.5% 3% 2% 0.25% Grain Products Seafood Fruits & Vegetables Meat Milk 10% 5% 1% 4% 0.5% Grain Products Seafood Fruits & Vegetables Meat Milk 2% 9.5% 12% 4% 0.25% Grain Products Seafood Fruits & Vegetables Meat Milk 27% 28% 12% 17% Grain Products Seafood Fruits & Vegetables Meat Milk Production Losses Postharvest, Handling and Storage Losses Processing and Packaging Losses Distribution and Retail Losses Consumer Losses 33%

AgroFresh Target Markets Include Key Produce Categories for Value and Volume

AgroFresh


VALUE
Average Price per Pound
Berries and cherries are very high in value, especially blackberries and raspberries
Tomatoes and grapes are high in volume and moderate in value
Bananas and apples are high in volume, but lower in value
SIZE
Pounds Produced

Source: Value – USDA / ACNeilson Homescan; Size – FAO

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8 Global Pear Production (excluding China and Iran) (metric tons in millions) Global Apple Production (excluding China and Iran) (metric tons in millions) Global Apple and Pear Production are Top Two Segments for AgroFresh Today 30.4 32.0 31.4 32.4 33.8 32.3 2010 2011 2012 2013 2014 2015 6.6 7.0 6.0 6.5 6.4 6.3 2010 2011 2012 2013 2014 2015 Source: USDA

Proprietary 1-MCP Technology Preserves and Enhances Quality of Fruit

AgroFresh

1-MCP Underpins Five Product Offerings that Drive Growth

	Current Portfolio		New Product Launches		
Product	SmartFresh	Harvista™	RipeLock™	AdvanStore™	Landspring™
Function	Maintains fruit quality post-harvest during storage and transport	Pre-harvest application to maximize peak ripening, fruit quality and harvest management	Regulates banana ripening, benefiting retailers and consumers	Proprietary sensor technology and analytics to optimize fruit storage	Improves seedling vigor and produce yields
Key Markets	Apples, pears	Apples, pears	Bananas	Apples, pears	Tomatoes, peppers
Status	Market leader	Launching in four countries in 2016	Product trials under way with key customers	Prototype scheduled for Q3 introduction	Announced in July; initial sales expected in H2 2016

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SmartFresh and Harvista Provide Unparalleled Performance and Service

AgroFresh

Strong market position driven by differentiated technologies, customer-focused service model and deeply-ingrained customer relationships

Ethylene Control Product Sales For Apple Treatment(1)


All Others
97%
AgroFresh

SmartFresh™ α-CD Encapsulated 1-MCP Preferred Method of Ethylene Control Delivery

α-CD Encapsulated 1-MCP (AgroFresh)	▲ Accurate and consistent dosing and application ▲ Easy to store and transport ▲ Consistent quality and purity
Gas 1-MCP	▼ Produced on site by mixing numerous chemicals ▼ Requires two-step application process
Liquid 1-MCP	▼ Requires specialized handling and storage ▼ Must be transported at extremely low temperatures

~25% of AgroFresh sales under no or limited patent protection(1)

80% + gross margins in countries with and without patent protection(2)

(1) Management estimate
(2) Includes countries with both molecule and encapsulation patents and just encapsulation patents.

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RipeLock Opens Adjacent Space in Bananas

AgroFresh

More than 230 billion pounds of bananas produced annually globally

Target market is traded volume of bananas: ~22 billion pounds imported into U.S. and Europe

Registrations for RipeLock technology held in countries that import estimated 16.5 billion pounds of bananas annually

Long-term, RipeLock expected to add $25M in sales by 2020

- RipeLock couples 1-MCP technology with unique packaging system to control ripening and reduce spoilage
- Creates value from post-harvest through shipment; from retail store to consumer
- Trials with 20 retail customers being completed in 2016
- Production sales expected by year-end
- Along value chain, various partners could experience a 3-to-6 times return on investment



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Extensions into New Crops
Early Signals of Expansion Strategy

AgroFresh

	Landspring	BotanoCap Green Microencapsulation Solutions
Market Need	Reduces transplant shock, resulting in less seedling mortality and faster crop establishment, which leads to a healthier crop	Provides customers with a natural solution to improve storage stability and shelf life, effectively suppressing the spread of fungal pathogens and the resulting damages
Value Created	Increased crop yield	Extends post-harvest lifespan
Crops Served	Tomatoes, peppers	Grapes, strawberries, raspberries and blackberries
Launch Status	Initial sales expected in Q3 2016	Sales expected in 1-to-2 years
Patent or Registration Data	Registered in Florida; registration package filed in California	Registration in Israel currently; further registrations to be sought in U.S., Latin America and Europe.

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13 First-Half Results and Full-Year Guidance 0 25 50 75 100 125 2014 2015 2016E $mm Sales Adjusted EBITDA 0 25 50 75 100 125 2014 2015 2016E $mm Sales Adjusted EBITDA Southern Hemisphere Historically ~ 25-30% of Annual Sales ~ 10-20% Adjusted EBITDA Northern Hemisphere Historically ~ 70-75% of Annual Sales ~ 80-90% Adjusted EBITDA (1) Amortization pertaining to a deferred revenue account not transferred with the Business Combination (2) Pro forma Sales and Adjusted EBITDA, as set forth in the table above (3) Reflects a midpoint of 2016 Sales and EBITDA Guidance (2) (3) (2) (3) (2) (2) 1st Half 2nd Half $ in millions 2Q 2016 2Q 2015 2Q 2014 1H 2016 1H 2015 1H 2014 FY 2016 Guidance FY 2015 FY 2014 Reported Sales 18 18 18 47 51 47 172 - 184 164 181 Pro forma adj for deferred revenue(1) - (1) (1) - (1) (1) - (1) (2) Pro forma Sales 18 17 17 47 50 46 172 - 184 163 179 Adjusted EBITDA 1 - 2 10 18 15 90 - 100 90 105

Apple Production Seasons Creates Significant Cyclicality for AgroFresh Services


Northern Hemisphere
~70 - 75% Historically
~80 - 90% Historically
HarvistaTM Sales
SmartFreshTM Sales
Storage 1-12 Months
Flowering
Fruit Set and Growing
Harvest
Storage 1-12 Months
REVENUE
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
EBITDA
Fruit Set and Growing
Harvest
Storage 1-12 Months
Flowering
Fruit Set and Growing
~25 - 30% Historically
~10 - 20% Historically
SmartFreshTM Sales
HarvistaTM Sales
Southern Hemisphere

TM Trademark of AgroFresh

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15 AgroFresh Offers Strong Margins and Cash Conversion Versus Peers Key Performance Indicator Benchmarking ($ in millions, except per share data) 95% 87% 85% 82% 80% 77% 62% 86% 76% 74% 64% 78% 74% 63% 74% AgroFresh American Vaguard Platform Specialty FMC Syngenta Monsanto UPL Frutarom Novozymes CHR Hansen Naturex Balchem Corp Victrex PLC Croda International PLC Ecolab Pure-Play AgChem Median: 81% Food / Ingredient Specialties Median: 75% High Margin / High Value Specialties Median: 74% Service Oriented Comps Median: 74% 2016 EBITDA-Capex / EBITDA 53% 29% 21% 21% 20% 20% 13% 35% 34% 19% 15% 46% 31% 28% 22% AgroFresh Monsanto Platform Specialty FMC Syngenta UPL American Vaguard Novozymes CHR Hansen Frutarom Naturex Victrex Balchem Croda International Ecolab Pure-Play AgChem Median: 21% Food / Ingredient Specialties Median: 26% High Margin / High Value Specialties Median: 31% Service Oriented Comps Median: 22% 2016 EBITDA Margin Based on sell-side consensus estimates

AgroFresh Provides Solutions for Food Freshness

AgroFresh

- Secular growth story addressing global trends in food production and consumption
- Transformative 1-MCP technology used today primarily to preserve apples using SmartFresh™
- Industry leader operating with capital light, high service driven, direct sales business model to diversified customer base >3,000 customers
- Focus on expansion with SmartFresh™ comprising ~90% of current sales
- Significant growth potential with 80% gross margins and 50+% EBITDA margins

FY2015 Revenue by Crop



Apples 87%
Pears 6%
Kiwis 2%
Flowers 2%
Other 3%

FY2015 Revenue by Region



North America 36%
EMEA 40%
Latin America 15%
Asia Pacific 9%

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17 Appendix Reg G Reconciliation of U.S. GAAP to non-GAAP Financial Measures

18 Reg G Reconciliation The following is a reconciliation between the non-GAAP financial measure of Adjusted EBITDA to its most directly comparable GAAP financial measure, net loss: *During the three months ended June 30, 2016, the Company identified certain additional non-recurring professional fees and other costs that were not previously included as add-backs in the Company's calculation of Adjusted EBITDA but are included in the above calculation for the three and six months ended June 30, 2016. Approximately $0.5 million of such non-recurring professional fees and other costs were incurred during the three months ended March 31, 2016. Such amounts are included as an add-back to net income to calculate Adjusted EBITDA for the six months ended June 30, 2016. Had such amounts been included in the calculation of Adjusted EBITDA for the three months ended March 31, 2016 as previously reported by the Company, Adjusted EBITDA for such period would have been $9.0 million, as compared to the $8.5 million originally reported. (1) The amortization of inventory step-up related to the acquisition of AgroFresh is charged to income based on the pace of inventory usage. (2) Expenses incurred during the period added back to EBITDA related to equity compensation, depreciation and amortization largely associated with the asset step-up and other non-recurring expenses incurred during the period. (3) Interest paid on the term loan, inclusive of accretion for debt discounts, debt issuance costs and contingent consideration. (4) Non-recurring professional fees associated with becoming a stand-alone public company. (5) R&D savings related to two projects (Invinsa and IDC). (6) Severance costs related to our former Chief Executive Officer, former President, and other personnel, including the net share-based compensation cost due to acceleration of vesting on restricted stock and forfeiture of stock options. (7) Non-cash fair value measurement adjustment related to the contingent earn-out liability. (8) Deferred revenue associated with a revenue agreement not included in the Business Combination.